Exhibit 10.24

***Certain identified information has been omitted from this exhibit because it is both (i) not material and (ii) information that the Registrant treats as private or confidential. Such omitted information is indicated by brackets (“[...***...]”) in this exhibit. ***

Second Addendum to Commercial Supply Agreement

This Second Addendum (“Second Addendum”) is dated as of May 9, 2018, by and between Scilex Pharmaceuticals, Inc., a company formed in accordance with and by virtue of the laws of the State of Delaware, USA, having a principal place of business at 4955 Directors Place, San Diego, California 92121, USA (“Scilex”), Oishi Koseido Co., Ltd., a company formed in accordance with and by virtue of the laws of Japan, having a principal place of business at 1-933, Honmachi, Tosu, Saga, 841-0037 Japan (“Oishi”), and ITOCHU CHEMICAL FRONTIER Corporation, a company formed in accordance with and by virtue of the laws of Japan, having a principal place of business at 5-1, Kita-Aoyama 2-Chome, Minato-Ku, Tokyo 107-0061, Japan (“Itochu”). Scilex, Oishi and Itochu are referred to herein collectively as the “Parties”.

1.	This Second Addendum constitutes an integral part to Commercial Supply Agreement dated February 16, 2017 (“Commercial Supply Agreement”) and the First Addendum to Commercial Supply Agreement dated effective as of April 12, 2017 (“First Addendum”) among the Parties. The Commercial Supply Agreement and First Addendum are collectively referred to herein as the “Original Agreement.”

2.	The Parties hereto agree that Exhibit A “Product and Pricing” to the Original Agreement is hereby deleted, in its entirety, and replaced with Exhibit A “Product and Pricing” attached to this Second Addendum and incorporated herein.

3.	Except as expressly provided in this Second Addendum, all other terms, conditions and provisions of the Original Agreement shall apply and remain in full force and effect. To the extent there are any inconsistencies or ambiguities between the terms of this Second Addendum and the Original Agreement, the terms of this Second Addendum shall supersede and prevail.

4.	This Second Addendum shall be effective as of March 22, 2018 (“Second Addendum Effective Date”).

5.	This Second Addendum may be executed (electronically or otherwise) in one or more counterparts, each of which shall be deemed an original. Electronic, facsimile or PDF image signatures shall be treated as original signatures.

[Signature Page Follows]

This Second Addendum has been executed by the Parties hereto through their duly authorized representatives as of the Second Addendum Effective Date.

Oishi Koseido Co., Ltd.		ITOCHU CHEMICAL FRONTIER
Corporation

By:	/s/ Ryoji Nonaka	By:	/s/ Kenji Hakoda
Name:	Ryoji Nonaka	Name:	Kenji Hakoda
Title:	President	Title:	Director
Date:	May 22, 2018		Executive Officer
Chief Operating Officer
Pharmaceutical Division
		Date:	May 15, 2018

Scilex Pharmaceuticals, Inc.

By:	/s/ Henry Ji, Ph.D.
Name:	Henry Ji, Ph.D.
Title:	Chief Executive Officer
Date:	June 2, 2018

Exhibit A

Product and Pricing

Description	Transfer Price (in Japanese Yen) (as of the Effective Date)	Minimum Order Unit (Patches)*
ZTlido™ 1.8% in cartons containing 30 patches in one carton (transportation by ship)

1)      For eighteen (18) months from the first shipment,

Developer’s Acquisition Cost:    […***…]

+ Exporting Expenses:                   […***…]

Transfer Price:                             […***…]

2)      From the nineteenth (19th) month forth,

Developer’s Acquisition Cost:    […***…]

+ Exporting Expenses:                   […***…]

Transfer Price:                              […***…]

(DAP US main port)

[…***…]

Description	Transfer Price (in Japanese Yen) (as of the Effective Date)	Minimum Order Unit (Patches)*
ZTlido™ 1.8% in cartons containing 3 patches in one carton (for professional samples) (transportation by ship)

1)      For eighteen (18) months from the first shipment,

Developer’s Acquisition Cost:    […***…]

+ Exporting Expenses:                   […***…]

Transfer Price:                              […***…]

2)      From the nineteenth (19th) month forth,

Developer’s Acquisition Cost:     […***…]

+ Exporting Expenses:                   […***…]

Transfer Price:                              […***…]

(DAP US main port)

[…***…]

Description	Transfer Price (in Japanese Yen) (as of the Effective Date)	Minimum Order Unit (Patches)*
Placebo Patch in cartons containing 30 patches in one carton (transportation by ship)	Developer’s Acquisition Cost: […***…] + Exporting Expenses: […***…] Transfer Price: […***…] (DAP US main port)	[…***…]